(logo)
American
    Express(R)
  Partners Funds


AXP(R) Partners
         Small Cap
            Core
                Fund

2002 SEMIANNUAL REPORT

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.


(logo)
AMERICAN
  EXPRESS(R)

Table of Contents

CONTENTS

From the Chairman                                                     2

Economic and Market Update                                            4

Fund Snapshot                                                         6

Questions & Answers
     with Portfolio Management                                        7

Investments in Securities                                            12

Financial Statements                                                 16

Notes to Financial Statements                                        19

Results of Meeting of Shareholders                                   27

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update
              FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

--   Stocks are continuing to get less expensive.

--   Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Wellington Management Company, LLP
Portfolio manager                            Kenneth L. Abrams
Tenure/since                                              3/02
Years in industry                                           18

Pilgrim Baxter & Associates, Ltd.
Portfolio manager                         Jerome J. Heppelmann
Tenure/since                                              3/02
Years in industry                                           11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02         B: 3/8/02         C: 3/8/02        Y: 3/8/02

Ticker symbols
A: AXSAX          B: AXSBX          C: --            Y: --

Total net assets                                 $43.1 million

Number of holdings                           approximately 190

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM   SIZE
         X                 SMALL

FIVE SECTORS

Percentage of portfolio assets

Computers & office equipment                             10.9%
Retail                                                    7.7
Electronics                                               7.5
Health care services                                      7.0
Health care                                               6.4

TOP TEN HOLDINGS

Percentage of portfolio assets

Pier 1 Imports                                            1.5%
Affiliated Managers Group                                 1.2
ADVO                                                      1.1
Western Digital                                           1.1
Haemonetics                                               1.1
AGCO                                                      1.1
Urban Outfitters                                          1.0
Silicon Storage Technology                                1.0
SICOR                                                     1.0
Fisher Scientific Intl                                    1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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6   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

About the Fund

The Fund invests in both growth and value stocks of small companies that are believed to be underpriced at the time of investment. The Fund looks to provide long-term growth of capital.

Q:   How did the Fund perform for the six-month period ended Nov. 30, 2002?

A: The Class A shares of the Fund returned -15.29% excluding sales charges. In comparison, the Lipper Small-Cap Core Funds Index returned -15.27% and the Russell 2000(R) Index returned -16.03%.

From Pilgrim Baxter & Associates, Ltd.

Pilgrim Baxter & Associates, Ltd., the investment adviser to PBHG Funds, was founded in 1982 to provide investment management for institutional clients. In managing the Fund, the firm uses a value style approach that invests in a diversified portfolio of common stocks of small companies. When searching for companies in which to invest, PBHG balances a stock's price against other company- and industry-specific factors, typically avoiding those companies that are deeply discounted.

Q:   What factors most significantly impacted performance for the period?

A: Small-cap stocks outperformed in November, but this strong showing was not enough to undo the harsh selling pressure on equities in the early part of the period.

(bar graph)

          PERFORMANCE COMPARISON
For the six-month period ended Nov. 30, 2002

  0%
 -5%
-10%     (bar 1)  (bar 2)  (bar 3)
-15%     -15.29%  -16.03%  -15.27%
-20%

(bar 1) AXP Partners Small Cap Core Fund Class A (excluding sales charge)

(bar 2) Russell 2000(R) Index(1)

(bar 3) The Lipper Small-Cap Core Funds Index(2)

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.
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7   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

(begin callout quote)> As our conviction level in the earnings power of our holdings grows, we will look to reduce our number of holdings, but, for now, caution is our watchword. -- Wellington Management Company, LLP (end callout quote)

     Performance of the Fund was negatively impacted during the first half of the period by its holdings in the technology sector. At the onset of the period, our relative overweight to the technology sector and our lack of exposure to small-cap regional banks and real estate investment trusts (REITs) compared to the benchmark hurt Fund performance. In the latter part of the period, we decreased our technology exposure to an underweighted position, as the majority of the technology companies we owned continued to suffer from ongoing weakness in corporate capital spending. However, our technology holdings rebounded in October and November, as investors showed strong preference for these types of issues. Stock selection in the business services segment of the market also helped performance during the period.

TOTAL RETURNS

as of Nov. 30, 2002

                                      Class A                  Class B                   Class C                   Class Y
(Inception dates)                    (3/8/02)                 (3/8/02)                  (3/8/02)                  (3/8/02)
                                  NAV(1)    POP(2)        NAV(1)   After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)    POP(5)
6 months*                        -15.29%    -20.16%      -15.70%      -19.92%      -15.74%      -16.58%      -15.29%   -15.29%
1 year                             N/A        N/A          N/A          N/A          N/A          N/A          N/A       N/A
5 years                            N/A        N/A          N/A          N/A          N/A          N/A          N/A       N/A
10 years                           N/A        N/A          N/A          N/A          N/A          N/A          N/A       N/A
Since inception*                 -21.00%    -25.55%      -21.39%      -25.32%      -21.58%      -22.36%      -21.00%   -21.00%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

Q:   What changes did you make to the portfolio, and why?

A: We did not make any broad-brush changes to the portfolio during the period. During the last six months, we did decrease the Fund's technology weighting however, as it became evident that an increase in demand for technology products and services was not imminent. We are constantly trying to keep the portfolio fresh by investing in companies we believe are poised for broad outperformance over the long-term.

Q:   How are you positioning the portfolio for the near term? Why?

A: The portfolio remains diversified with an ongoing focus on owning only those companies that we believe will be long-term success stories. It is our goal in building the portfolio to own a diversified group of companies with compelling valuations, improving near-term business dynamics and solid long-term growth. We believe that attractive investment opportunities still exist in the healthcare, business services, and selectively in the consumer cyclical and financial sectors of the market. Going forward, we feel that the economy will continue on its path to recovery, helping to drive the market higher over time. We believe that the portfolio is well-positioned to take advantage of this eventual recovery.

Q:   What is your outlook for this asset class?

A: In addition to cheaper prices for equities, interest rates also declined sharply over the period. The Federal Reserve (the Fed) unexpectedly shaved 50 basis points off the federal funds rate at its November meeting. This bold move showed strong resolve on the Fed's part to aggressively combat deflationary pressures. We believe the current environment is conducive to small-cap outperformance. We expect that the current low interest rate environment may persist for some time, especially if inflation remains tame. This positively affects our outlook for three important reasons. We believe low interest rates will help spur business investment, which in turn should benefit smaller companies. Also, low interest rates will cause bonds to be relatively less attractive compared to equities, forcing investors back to the stock market for higher potential returns. Finally, the lower discount rate causes a company's future cash flows to be worth more in value today.

     Our outlook for small-cap stocks has become increasingly optimistic. Small-cap companies generally tend to outperform during a business recovery and we believe the economy, while still weak, is finally showing signs of stabilization and improvement. Although consumer sentiment and the employment market remain weak, these are often viewed as lagging indicators, implying

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9   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

     that the economy may have already begun to turn the corner. In addition, most small-cap companies are lacking many of the problems currently plaguing the market, such as underfunded pension plans and complex corporate accounting structures.

     By focusing on compelling valuations in addition to near-term dynamics and long-term growth, we have prudently positioned the portfolio to balance our belief that the economy is on the road to recovery, but that growth may be somewhat sluggish. We believe this focus will allow our shareholders and our Fund to benefit over the long term.

From Wellington Management Company, LLP

Founded in 1928, Wellington Management Company, LLP, is one of the largest independent investment management companies in the world. The Fund emphasizes fundamental research and bottom-up stock selection. The portfolio managers utilize many resources at Wellington Management in order to scour the small capitalization investment universe for what they believe to be the best companies.

Q:   What factors most significantly impacted performance for the period?

A: During the period, it was difficult to tell if the market is affecting the economy, the economy is affecting the market, or if the two are just tied into a negative reinforcement loop.

     Given this backdrop, the main detractor from performance during this time period has been our stock selection in the consumer discretionary and information technology sectors.

     Stock selection also played a positive role with our most successful contributions to performance from the healthcare sector, specifically healthcare providers.

     The stress in the financial markets has resulted in a decline in consumer and business confidence that is beginning to show up in slower GDP growth numbers. We now expect real growth of just 2.2% this year and 3.0% next year. Both numbers have been revised downward in

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10   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

     the last three months and even these levels may not be low enough if we end up in a war with Iraq.

Q: How are you positioning the portfolio for the near term? Why? What changes did you make to the portfolio, and why?

A: Our current investment strategy is to upgrade the quality of our holdings, as stocks that have previously been out of our market-cap range fall back into the small-cap universe with stunning rapidity. In this context, we seek companies that have deep management teams, broad product lines, and significant cash and other assets on the balance sheets in keeping with our established portfolio strategy. New additions to the Fund that reflect this approach include Agere Systems, a manufacturer of communications components, and Cerner, an information technology company focused on the healthcare industry.

     Given the uncertainty in the economy and the volatility that continues to permeate the small-cap markets, we continue to spread our exposure over a larger number of holdings in the Fund. We seek companies that we believe can withstand the current volatility in the marketplace and are poised to perform well with an economic recovery. As our conviction level in the earnings power of our holdings grows, we will look to reduce our number of holdings, but, for now, caution is our watchword.

     As always, we remain focused on finding the very best small companies on a bottom-up basis, applying our significant resources in global research to manage the Fund.

Q:   What is your outlook for this asset class?

A: The good news is that valuations in the small-cap marketplace are very inexpensive. Earnings are hard to peg in this tough economy, but market-cap-to-sales measures and price-to-book measures are cheaper than we have found in almost ten years. Also, the quality of companies now falling into our market-cap range is very enticing, as companies that used to command market valuations of $20 billion and upwards are routinely falling into our small-cap market universe.

     Both the inflation rate and interest rates are at very low absolute levels. This is very healthy for the markets. Credit is inexpensive and costs for both raw materials and labor are currently tame. Companies across the economy have pared payrolls and cut costs. The environment for significant profit growth is only lacking one thing -- growth in revenues. We expect that growth will come in due course.

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11   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (91.5%)
Issuer                                         Shares              Value(a)

Aerospace & defense (0.8%)
DRS Technologies                               10,200(b)           $340,272

Automotive & related (1.1%)
BorgWarner                                      2,500               128,800
Navistar Intl                                   7,200(b)            222,192
Visteon                                        17,100               137,655
Total                                                               488,647

Banks and savings & loans (3.7%)
Alliance Data Systems                           9,400(b)            178,694
Brookline Bancorp                              25,315               287,325
Cullen/Frost Bankers                            7,000               231,700
Granite State Bankshares                        6,900               310,500
Pacific Northwest Bancorp                       7,400               185,740
TierOne                                        13,100(b)            186,426
Willow Grove Bancorp                           14,900               192,210
Total                                                             1,572,595

Building materials & construction (1.2%)
Beazer Homes USA                                1,400(b)             89,278
Genlyte Group                                   5,000(b)            165,000
Granite Construction                           15,400               261,800
Total                                                               516,078

Chemicals (3.5%)
Agrium                                         13,500(c)            152,010
Cabot Microelectronics                          4,600(b)            277,610
Cytec Inds                                      8,300(b)            221,859
IMC Global                                     27,400               357,570
TETRA Technologies                              8,900(b)            188,235
Wellman                                        26,000               312,000
Total                                                             1,509,284

Communications equipment & services (2.9%)
Advanced Fibre Communications                  13,500(b)            245,430
Agere Systems Cl A                            187,800(b)            259,164
Fairchild Semiconductor Intl Cl A              14,500(b)            221,995
Nextel Partners Cl A                           52,000(b)            343,200
Silicon Laboratories                            3,800(b)            111,150
Teradyne                                        5,100(b)             83,589
Total                                                             1,264,528

Computer software & services (0.2%)
Adaptec                                        12,700(b)             85,598

Computers & office equipment (10.7%)
3Com                                           64,700(b)            333,205
Acxiom                                         14,200(b)            217,970
Avocent                                         8,100(b)            190,755
CheckFree                                      10,800(b)            211,572
Fair, Isaac & Co                                7,100               310,980
Hyperion Solutions                              6,200(b)            172,794
IDX Systems                                    14,000(b)            241,640
Ingram Micro Cl A                              18,800(b)            262,824
Maxtor                                         58,200(b)            315,444
Merix                                          14,900(b)            164,794
Palm                                            9,125(b)            155,125
PRG-Schultz Intl                               25,900(b)            248,381
Sanchez Computer Associates                    30,000(b)            115,200
Silicon Storage Technology                     60,200(b)            424,410
TeleTech Holdings                              29,700(b)            255,420
Varian                                          6,800(b)            213,656
Verity                                         10,700(b)            148,409
Western Digital                                56,800(b)            479,960
Wind River Systems                             30,900(b)            187,254
Total                                                             4,649,793

Electronics (7.5%)
Actel                                           8,900(b)            171,147
ATMI                                            8,500(b)            203,745
Avnet                                           7,200               101,880
Bell Microproducts                             21,900(b)            162,520
Brooks-PRI Automation                          14,300(b)            206,349
Cirrus Logic                                   28,100(b)            169,162
Cymer                                           6,400(b)            232,518
DSP Group                                      22,200(b)            385,170
Genesis Microchip                                 700(b)             13,930
GlobespanVirata                                22,000(b)             95,260
Harman Intl Inds                                2,100               131,040
Helix Technology                               13,800               195,684
Integrated Circuit Systems                      4,900(b)            114,072
Integrated Device Technology                   10,100(b)            108,575
Intersil                                       20,500(b)            354,445

See accompanying notes to investments in securities.

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12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Electronics (cont.)
Lam Research                                   11,200(b)           $181,888
Moog Cl A                                       4,000(b)            117,160
Park Electrochemical                            4,400                94,864
Symbol Technologies                            16,400               168,756
Total                                                             3,208,165

Energy (1.4%)
Brown (Tom)                                     7,900(b)            192,365
Sunoco                                          7,800               230,880
Vintage Petroleum                              21,100               198,340
Total                                                               621,585

Energy equipment & services (3.0%)
Atwood Oceanics                                 6,700(b)            199,861
Cal Dive Intl                                  16,700(b)            385,937
Grey Wolf                                      79,700(b)            303,657
Helmerich & Payne                               7,200               196,704
Spinnaker Exploration                           3,500(b)             77,735
Universal Compression Holdings                  7,100(b)            127,800
Total                                                             1,291,694

Financial services (5.0%)
Affiliated Managers Group                       9,200(b)            501,492
CoStar Group                                   10,800(b)            194,292
E*TRADE Group                                  47,400(b)            269,232
Intrawest                                      12,700(c)            158,623
Investment Technology Group                     8,500(b)            250,495
MFA Mortgage Investments                       24,800               213,776
Providian Financial                            55,400(b)            336,832
Van der Moolen Holding ADR                      9,300(c)            212,970
Total                                                             2,137,712

Food (1.0%)
Dole Food                                       4,200               123,942
Monterey Pasta                                 22,500(b)            154,350
Sensient Technologies                           3,300                81,081
Smithfield Foods                                4,600(b)             87,216
Total                                                               446,589

Furniture & appliances (1.0%)
Aaron Rents                                     7,300               162,060
Ethan Allen Interiors                           2,500                93,375
Furniture Brands Intl                           6,500(b)            182,000
Total                                                               437,435

Health care (6.4%)
CIMA Labs                                       3,600(b)             95,472
Ciphergen Biosystems                           66,100(b)            230,689
Conmed                                          9,300(b)            177,072
Cooper Companies                                6,800               191,080
CV Therapeutics                                 6,200(b)            143,902
Enzon                                           3,100(b)             57,288
Haemonetics                                    19,800(b)            478,170
Human Genome Sciences                          12,400(b)            131,068
Incyte Genomics                                29,900(b)            159,965
Kensey Nash                                    14,400(b)            270,144
Serologicals                                   19,800(b)            225,720
SICOR                                          26,100(b)            411,597
Wilson Greatbatch Technologies                  6,200(b)            179,800
Total                                                             2,751,967

Health care services (7.0%)
Abgenix                                        17,200(b)            159,444
Allscripts Healthcare Solutions                37,500(b)            110,250
Applera - Cerera Genomics Group                13,500(b)            152,145
Apria Healthcare Group                          7,900(b)            185,255
Centene                                         2,900(b)             81,055
Cerner                                          3,800(b)            125,590
Coventry Health Care                           10,200(b)            293,250
Humana                                         29,900(b)            311,259
LifePoint Hospitals                             8,000(b)            252,640
Manor Care                                     11,600(b)            225,968
Pharmaceutical Product
   Development                                  9,000(b)            269,550
Quintiles Transnational                         9,400(b)            110,450
Renal Care Group                                4,100(b)            128,412
Triad Hospitals                                10,800(b)            325,620
VCA Antech                                     18,400(b)            275,816
Total                                                             3,006,704

Household products (0.6%)
Playtex Products                               24,000(b)            256,080

Industrial equipment & services (2.2%)
AGCO                                           19,300(b)            465,902
Global Power Equipment Group                    7,200(b)             35,568
Kennametal                                      5,800               202,536
Minerals Technologies                           5,500               237,325
Total                                                               941,331

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Insurance (5.0%)
Fidelity Natl Financial                         2,700               $87,345
First American                                 14,100               288,909
HCC Insurance Holdings                         11,900               277,508
Hooper Holmes                                  29,000               165,300
Odyssey Re Holdings                            13,500               239,220
Platinum Underwriters Holdings                  8,100(b,c)          208,170
Reinsurance Group of America                    7,400               202,760
Scottish Annuity & Life Holdings               14,100(c)            233,919
StanCorp Financial Group                        4,800               254,256
UICI                                           14,400(b)            184,176
Total                                                             2,141,563

Leisure time & entertainment (2.6%)
AMC Entertainment                              13,600(b)            133,960
Aztar                                          11,800(b)            167,206
Callaway Golf                                  27,400               368,256
Churchill Downs                                 5,100               197,472
Station Casinos                                 9,700(b)            163,542
Wynn Resorts                                    6,600(b)             84,612
Total                                                             1,115,048

Media (3.1%)
Advanced Marketing Services                    11,100               173,160
ADVO                                           15,000(b)            490,200
Catalina Marketing                              3,700(b)             76,035
Cumulus Media Cl A                              7,400(b)            122,840
Scholastic                                      6,000(b)            266,940
Sinclair Broadcast Group Cl A                  14,900(b)            206,663
Total                                                             1,335,838

Metals (0.2%)
Carpenter Technology                            3,200                43,936
Stillwater Mining                               9,300(b)             52,545
Total                                                                96,481

Miscellaneous (0.4%)
Philadelphia Suburban                           8,300               165,917

Multi-industry conglomerates (2.3%)
Arbitron                                        8,100(b)            250,371
ChoicePoint                                     2,566(b)             96,430
Fisher Scientific Intl                         13,700(b)            410,452
PDI                                            11,500(b)            112,700
Sylvan Learning Systems                         6,300(b)            114,597
Total                                                               984,550

Paper & packaging (1.8%)
AptarGroup                                      5,500               164,340
Glatfelter                                     15,000               195,300
Sealed Air                                     10,800(b)            408,348
Total                                                               767,988

Real estate investment trust (2.3%)
Brandywine Realty Trust                         8,800               187,880
Camden Property Trust                           2,600                88,374
Essex Property Trust                            2,000               102,000
Host Marriott                                  24,600(b)            225,090
Mack-Cali Realty                                3,100                93,000
Rouse                                           9,600               286,080
Total                                                               982,424

Restaurants & lodging (0.4%)
RARE Hospitality Intl                           7,100(b)            190,067

Retail (7.7%)
Aeropostale                                    15,200(b)            220,400
bebe stores                                     7,200(b)             96,480
Borders Group                                  17,600(b)            322,080
Casey's General Stores                          8,000                97,040
Electronics Boutique Holdings                  11,600(b)            354,844
Foot Locker                                    24,700(b)            330,980
Hancock Fabrics                                 8,900               132,432
Men's Wearhouse                                16,100(b)            306,222
Pacific Sunwear of California                  11,800(b)            317,892
Payless ShoeSource                              2,500(b)            141,725
Pier 1 Imports                                 32,800               639,928
Tweeter Home
    Entertainment Group                        15,000(b)            165,000
Wild Oats Markets                              16,900(b)            180,492
Total                                                             3,305,515

Textiles & apparel (2.0%)
Kenneth Cole Productions Cl A                   9,700(b)            243,373
Reebok Intl                                     7,100(b)            203,699
Urban Outfitters                               16,100(b)            425,201
Total                                                               872,273

Transportation (2.5%)
CNF                                             7,800               244,764
EGL                                            17,900(b)            278,882
Werner Enterprises                             11,400               251,598
Yellow Corp                                    10,100(b)            300,172
Total                                                             1,075,416

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                         Shares              Value(a)

Utilities -- electric (1.5%)
DQE                                             9,800              $144,060
Hawaiian Electric Inds                          4,000               172,040
MGE Energy                                     11,900               320,229
Total                                                               636,329

Utilities -- gas (0.5%)
AGL Resources                                   5,000               120,550
UGI                                             2,400                88,320
Total                                                               208,870

Total common stocks
(Cost: $39,136,352)                                             $39,404,336

Short-term securities (7.9%)
Issuer              Annualized               Amount               Value(a)
                   yield on date           payable at
                    of purchase             maturity

Commercial paper
Cargill
     12-02-02          1.35%               $1,000,000(d)           $999,888
General Electric Capital
     12-02-02          1.36                 1,200,000             1,199,864
Kraft Foods
     12-02-02          1.32                 1,200,000             1,199,868

Total short-term securities
(Cost: $3,399,745)                                               $3,399,620

Total investments in securities
(Cost: $42,536,097)(e)                                          $42,803,956

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Nov. 30, 2002, the value of foreign securities represented 2.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $42,536,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                  $ 2,588,000
       Unrealized depreciation                                   (2,320,000)
                                                                 ----------
       Net unrealized appreciation                              $   268,000
                                                                -----------

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

Nov. 30, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)
     (identified cost $42,536,097)                                                                      $42,803,956
Cash in bank on demand deposit                                                                              154,680
Capital shares receivable                                                                                   196,008
Dividends and accrued interest receivable                                                                    22,204
Receivable for investment securities sold                                                                   379,998
                                                                                                            -------
Total assets                                                                                             43,556,846
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        6,098
Payable for investment securities purchased                                                                 458,489
Accrued investment management services fee                                                                    2,281
Accrued distribution fee                                                                                      1,218
Accrued transfer agency fee                                                                                     151
Accrued administrative services fee                                                                             188
Other accrued expenses                                                                                       30,169
                                                                                                             ------
Total liabilities                                                                                           498,594
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $43,058,252
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $   105,276
Additional paid-in capital                                                                               46,828,987
Net operating loss                                                                                         (165,668)
Accumulated net realized gain (loss) (Note 6)                                                            (3,978,202)
Unrealized appreciation (depreciation) on investments                                                       267,859
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                $43,058,252
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $27,627,601
                                                            Class B                                     $14,235,243
                                                            Class C                                     $ 1,155,456
                                                            Class Y                                     $    39,952
Net asset value per share of outstanding capital stock:     Class A shares          6,742,919           $      4.10
                                                            Class B shares          3,491,235           $      4.08
                                                            Class C shares            283,704           $      4.07
                                                            Class Y shares              9,740           $      4.10
                                                                                        -----           -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Six months ended Nov. 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                             $    85,561
Interest                                                                                   23,156
                                                                                           ------
Total income                                                                              108,717
                                                                                          -------
Expenses (Note 2):
Investment management services fee                                                        141,275
Distribution fee
       Class A                                                                             23,704
       Class B                                                                             48,075
       Class C                                                                              3,851
Transfer agency fee                                                                        52,778
Incremental transfer agency fee
       Class A                                                                              3,350
       Class B                                                                              3,827
       Class C                                                                                377
Service fee -- Class Y                                                                          8
Administrative services fees and expenses                                                  11,591
Compensation of board members                                                               1,608
Custodian fees                                                                             74,655
Printing and postage                                                                       21,847
Registration fees                                                                          43,157
Audit fees                                                                                  7,250
Other                                                                                      11,278
                                                                                           ------
Total expenses                                                                            448,631
       Expenses waived/reimbursed by AEFC (Note 2)                                       (174,140)
                                                                                         --------
                                                                                          274,491
       Earnings credits on cash balances (Note 2)                                             (66)
                                                                                              ---
Total net expenses                                                                        274,425
                                                                                          -------
Investment income (loss) -- net                                                          (165,708)
                                                                                         --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                             (3,747,039)
Net change in unrealized appreciation (depreciation) on investments                     1,080,316
                                                                                        ---------
Net gain (loss) on investments                                                         (2,666,723)
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                       $(2,832,431)
                                                                                      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund
                                                                                      Nov. 30, 2002        For the period from
                                                                                    Six months ended        March 8, 2002* to
                                                                                       (Unaudited)            May 31, 2002
Operations
Investment income (loss) -- net                                                       $  (165,708)           $   (38,419)
Net realized gain (loss) on investments                                                (3,747,039)              (231,163)
Net change in unrealized appreciation (depreciation) on investments                     1,080,316               (961,976)
                                                                                        ---------               --------
Net increase (decrease) in net assets resulting from operations                        (2,832,431)            (1,231,558)
                                                                                       ----------             ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           16,725,688             11,511,897
     Class B shares                                                                     9,116,781              7,379,414
     Class C shares                                                                       671,132                623,565
     Class Y shares                                                                        23,535                  8,000
Payments for redemptions
     Class A shares                                                                    (1,994,067)               (49,888)
     Class B shares (Note 2)                                                             (979,088)               (21,128)
     Class C shares (Note 2)                                                              (39,058)                (3,925)
                                                                                          -------                 ------
Increase (decrease) in net assets from capital share transactions                      23,524,923             19,447,935
                                                                                       ----------             ----------
Total increase (decrease) in net assets                                                20,692,492             18,216,377
Net assets at beginning of period (Note 1)                                             22,365,760              4,149,383**
                                                                                       ----------              ---------
Net assets at end of period                                                           $43,058,252            $22,365,760
                                                                                      ===========            ===========
Undistributed net investment income (loss)                                            $  (165,668)           $        40
                                                                                      -----------            -----------

 *   When shares became publicly available

** Initial capital of $4,000,000 was contributed on March 1, 2002. The Fund had an increase in net assets resulting from operations of $149,383 during the period from March 1, 2002 to March 8, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index. On March 1, 2002, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on March 8, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,143 for the six months ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

AEFC has Investment Subadvisory Agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o      Class A $19.00

o      Class B $20.00

o      Class C $19.50

o      Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.41% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $129,077 for Class A, $5,316 for Class B and $68 for Class C for the six months ended Nov. 30, 2002.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $66 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $35,465,758 and $13,209,917, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        4,213,220         2,295,372          170,194             6,195
Issued for reinvested distributions                --                --               --                --
Redeemed                                     (516,120)         (251,356)         (10,188)               --
                                            ---------         ---------          -------             -----
Net increase (decrease)                     3,697,100         2,044,016          160,006             6,195
                                            ---------         ---------          -------             -----

                                                             March 8, 2002* to May 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        2,261,838         1,449,444          122,473             1,545
Issued for reinvested distributions                --                --               --                --
Redeemed                                      (10,019)           (4,225)            (775)               --
                                            ---------         ---------          -------             -----
Net increase (decrease)                     2,251,819         1,445,219          121,698             1,545
                                            ---------         ---------          -------             -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. This agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $98,039 as of May 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2002(j)         2002(b)
Net asset value, beginning of period                                  $4.84           $5.19
Income from investment operations:
Net investment income (loss)                                           (.01)           (.01)
Net gains (losses) (both realized and unrealized)                      (.73)           (.34)
Total from investment operations                                       (.74)           (.35)
Net asset value, end of period                                        $4.10           $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                 $28             $15
Ratio of expenses to average daily net assets(c),(e)                  1.60%(d)        1.58%(d)
Ratio of net investment income (loss) to average daily net assets     (.86%)(d)      (1.07%)(d)
Portfolio turnover rate (excluding short-term securities)               48%             34%
Total return(i)                                                     (15.29%)(k)      (6.74%)(k)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2002(j)         2002(b)
Net asset value, beginning of period                                  $4.84           $5.19
Income from investment operations:
Net investment income (loss)                                           (.02)           (.01)
Net gains (losses) (both realized and unrealized)                      (.74)           (.34)
Total from investment operations                                       (.76)           (.35)
Net asset value, end of period                                        $4.08           $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                 $14              $7
Ratio of expenses to average daily net assets(c),(f)                  2.36%(d)        2.36%(d)
Ratio of net investment income (loss) to average daily net assets    (1.62%)(d)      (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)               48%             34%
Total return(i)                                                     (15.70%)(k)      (6.74%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(j)         2002(b)
Net asset value, beginning of period                                  $4.83           $5.19
Income from investment operations:
Net investment income (loss)                                           (.02)           (.01)
Net gains (losses) (both realized and unrealized)                      (.74)           (.35)
Total from investment operations                                       (.76)           (.36)
Net asset value, end of period                                        $4.07           $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                  $1              $1
Ratio of expenses to average daily net assets(c),(g)                  2.36%(d)        2.36%(d)
Ratio of net investment income (loss) to average daily net assets    (1.62%)(d)      (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)               48%             34%
Total return(i)                                                     (15.74%)(k)      (6.94%)(k)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(j)         2002(b)
Net asset value, beginning of period                                  $4.84           $5.19
Income from investment operations:
Net investment income (loss)                                           (.01)           (.01)
Net gains (losses) (both realized and unrealized)                      (.73)           (.34)
Total from investment operations                                       (.74)           (.35)
Net asset value, end of period                                        $4.10           $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--             $--
Ratio of expenses to average daily net assets(c),(h)                  1.41%(d)        1.36%(d)
Ratio of net investment income (loss) to average daily net assets     (.67%)(d)       (.85%)(d)
Portfolio turnover rate (excluding short-term securities)               48%             34%
Total return(i)                                                     (15.29%)(k)      (6.74%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.77% and 5.05% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.53% and 5.81% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.53% and 5.81% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.59 % and 4.87% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP CORE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.    204,772,753.925                7,132,750.042
Livio D. DeSimone         204,634,973.666                7,270,530.301
Barbara H. Fraser         204,925,569.353                6,979,934.614
Ira D. Hall               204,776,161.304                7,129,342.663
Heinz F. Hutter           204,320,490.026                7,585,013.941
Anne P. Jones             204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.     205,017,833.790                6,887,670.177
Alan G. Quasha            204,838,314.840                7,067,189.127
Stephen W. Roszell        204,983,236.203                6,922,267.764
Alan K. Simpson           203,946,798.956                7,958,705.011
Alison Taunton-Rigby      204,852,076.134                7,053,427.833
William F. Truscott       204,906,038.798                6,999,465.169

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  165,340,831.534          16,774,179.523       5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"    Shares Voted "Against"    Abstentions   Broker Non-Votes
   4,342,492.872              237,086.530         118,459.509      426,422.000

* Denotes Registrant-wide proposals and voting results.

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28   --   AXP PARTNERS SMALL CAP CORE FUND   --   2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Partners Small Cap Core Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
      Express(R)                                                      EXPRESS(R)
  Partners Funds
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                 S-6248 A (1/03)